                                Certificate of Merger

                                          of

                       Four M Manufacturing Group of CPC, Inc.

                                         and

                    Four M Manufacturing Group of California, Inc.

                                         and

                             E. B. Container Corporation

                                         and

                             Paperwood Specialties, Inc.

                                         and
                            Eastern Ohio Packaging Company

                                         and

                                 Box USA Group, Inc.

                 (formerly known as Four M Manufacturing Group, Inc.)

                                         into

                                 Box USA Group, Inc.

                 (Under Section 904 of the Business Corporation Law)


    It is hereby certified, upon behalf of each of the constituent corporations herein named, as follows:

    FIRST:    The Board of Directors of each of the constituent corporations has duly adopted a plan of merger setting forth the terms and conditions of the merger of said corporations.

    SECOND:   The name of the domestic constituent corporation, which is to be the surviving corporation, and which is hereinafter sometimes referred to as the "surviving constituent corporation", is Box USA Group, Inc. and the name under which it was formed is Four M Manufacturing Corporation. The date upon which its certificate of incorporation was filed by the Department of State is February 8, 1979.

    THIRD:    The names of the foreign constituent corporations, which are being merged into the surviving constituent corporation, and which are hereinafter sometimes referred to as the "merged constituent corporations", the dates of their incorporation and their states of incorporation are as follows:


                                          Date of                  State of
     Name                              Incorporation            Incorporation
     ----                              -------------            --------------

Four M Manufacturing Group of          11/1/93                  Delaware
CPC, Inc. (incorporated as Four
M Manufacturing Group of
Michigan, Inc.)

Four M Manufacturing Group of          12/5/90                  California
California, Inc.

E.B. Container Corporation             1/14/93                  Delaware

Paperwood Specialties, Inc.            10/10/85                 Delaware

Eastern Ohio Packaging Company         5/16/84                  Ohio


     The laws of the jurisdiction of incorporation of the merged constituent corporations permit a merger of the kind certified herein.

     No Applications for Authority in the State of New York of the merged constituent corporations to transact business as a foreign corporation therein were filed by the New York Department of State.

     FOURTH:   As to each constituent corporation, the plan of merger sets forth the designation and number of outstanding shares of each class and series, the specification of the classes and series entitled to vote on the plan of merger, and the specification of each class on the plan of merger as follows:



                                                             BOX USA GROUP, INC.

Designation of each                               Designation of                Classes and series
outstanding class        Number of outstanding    class and series              entitled
and series of shares     shares of each class     entitled to vote              to vote as class
- --------------------     ---------------------    ------------------            -------------------
Common                   100                      Common                            --



                                                   FOUR M MANUFACTURING GROUP OF CPC, INC.

Designation of each                               Designation of                Classes and series
outstanding class        Number of outstanding    class and series              entitled
and series of shares     shares of each class     entitled to vote              to vote as class
- --------------------     ---------------------    ------------------            -------------------
Common                   100                      Common                            --


                                         -2-

                                               FOUR M MANUFACTURING GROUP OF CALIFORNIA, INC.

Designation of each                               Designation of Classes and series
outstanding class        Number of outstanding    class and series              entitled
and series of shares     shares of each class     entitled to vote              to vote as class
- --------------------     ---------------------    ------------------            -------------------
Common                   100                      Common                           --



                                                         E.B. CONTAINER CORPORATION

Designation of each                               Designation of                Classes and series
outstanding class        Number of outstanding    class and series              entitled
and series of shares     shares of each class     entitled to vote              to vote as class
- --------------------     ---------------------    ------------------            -------------------
Common                   100                      Common                           --



                                                         PAPERWOOD SPECIALTIES, INC.

Designation of each                               Designation of                Classes and series
outstanding class        Number of outstanding    class and series              entitled
and series of shares     shares of each class     entitled to vote              to vote as class
- --------------------     ---------------------    ------------------            -------------------
Common                   80                       Common                          --



                                                       EASTERN OHIO PACKAGING COMPANY

Designation of each                               Designation of                Classes and series
outstanding class        Number of outstanding    class and series              entitled
and series of shares     shares of each class     entitled to vote              to vote as class
- --------------------     ---------------------    ------------------            -------------------
Common                   100                      Common                          --



    FIFTH:    The merger herein certified was authorized in respect of the surviving constituent corporation by the written consent of the sole holder of all outstanding shares of the corporation entitled to vote on the plan of merger.

    SIXTH:    The merger herein certified was authorized in respect of the merged constituent corporations by written consent of the sole holder of all outstanding shares of the respective merged constituent corporations entitled to vote on the Plan of Merger.

    SEVENTH: The effective date of the merger herein certified, insofar as the sole shareholders of said corporations, in compliance with the provisions of the New York Business Corporation Law govern, such effective date, shall be upon filing.

    IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained herein have been examined by us and are true and correct.


Dated:   April 30, 1996



                                  Four M Manufacturing Group of CPC, Inc.


   /S/ Elizabeth H. Lally         By:   /s/ Chris Mehiel
- ------------------------------       ---------------------------
Elizabeth H. Lally, Secretary            Chris Mehiel, Vice President


                                  Four M Manufacturing Group of
                                  California, Inc.

   /s/ Elizabeth H. Lally         By:   /s/ Chris Mehiel
- ------------------------------        ---------------------------
Elizabeth H. Lally, Secretary            Chris Mehiel, Vice President


                                  E. B. Container Corporation


   /s/ Elizabeth H. Lally              By:   /s/ Chris Mehiel
- ------------------------------        ---------------------------
Elizabeth H. Lally, Secretary            Chris Mehiel, Vice President


                                  Paperwood Specialties, Inc.


   /s/ Elizabeth H. Lally              By:   /s/ Chris Mehiel
- ------------------------------        ---------------------------
Elizabeth H. Lally, Secretary             Chris Mehiel, Vice President


                                  Eastern Ohio Packaging Company


   /s/ Elizabeth H. Lally              By:   /s/ Chris Mehiel
- ------------------------------        ---------------------------
Elizabeth H. Lally, Secretary            Chris Mehiel, Vice President


                                  Box USA Group, Inc. (formerly known as Four M Manufacturing Group, Inc.)


   /s/ Elizabeth H. Lally              By:   /s/ Chris Mehiel
- ------------------------------        ---------------------------
Elizabeth H. Lally, Secretary            Chris Mehiel, Vice President

                                CERTIFICATE OF MERGER

                                          OF

                       FOUR M MANUFACTURING GROUP OF CPC, INC.
                                         AND
                    FOUR M MANUFACTURING GROUP OF CALIFORNIA, INC.
                                         AND
                             E. B. CONTAINER CORPORATION
                                         AND
                             PAPERWOOD SPECIALTIES, INC.
                                         AND
                            EASTERN OHIO PACKAGING COMPANY

                                         INTO

                                 BOX USA GROUP, INC.

                  Under Section 904 of the Business Corporation Law




Four M Corporation
115 Stevens Avenue
Valhalla, New York  10595


BMD

             CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION

                                          OF

                           FOUR M MANUFACTURING GROUP, INC.

                  UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW



    It is hereby certified that:


    FIRST:    The name of the corporation is Four M Manufacturing Group, Inc.


    SECOND:   The certificate of incorporation of the corporation, under the name of Four M Manufacturing Group Corporation, was filed by the Department of State on February 8, 1979.

    THIRD:    The amendment of the certificate of incorporation of the
corporation effected by this certificate of amendment is as follows: To change the name of the corporation to Box USA Group, Inc.

    FOURTH:   To accomplish the foregoing amendments, Article FIRST of the certificate of incorporation of the corporation is hereby amended to read as follows:

         "FIRST:  The name of the corporation is Box USA Group, Inc."


    FIFTH:    The foregoing amendment of the certificate of incorporation of the corporation was authorized by the vote at a meeting of the Board of Directors of the corporation, followed by the written consent of the sole holder of all of the outstanding shares of the corporation entitled to vote on the said amendment of the certificate of incorporation.


    IN WITNESS WHEREOF, the undersigned has subscribed this document on the date set forth below and does hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by the undersigned and are true and correct.

Date:  March 21, 1996

FOUR M CORPORATION, sole shareholder


   /s/ Elizabeth H. Lally
- ----------------------------
Elizabeth H. Lally
Vice President

- -------------------------------------------------------------------------------

                               CERTIFICATE OF AMENDMENT

                                          OF

                           FOUR M MANUFACTURING GROUP, INC.

                  Under Section 805 of the Business Corporation Law

- -------------------------------------------------------------------------------





FILED BY:  Harvey Friedman
           Four M Corporation
           115 Stevens Avenue
           Valhalla, NY  10595

BMD

                                CERTIFICATE OF MERGER

                                          OF

                          FOUR M CORP. OF JACKSONVILLE, INC.

                                         AND

                           FOUR M MANUFACTURING GROUP, INC.

                                         INTO

                           FOUR M MANUFACTURING GROUP, INC.
                 (Under Section 904 of the Business Corporation Law)


         It is hereby certified, upon behalf of each of the constituent corporations herein named as follows:

         FIRST:    The Board of Directors of each of the constituent
corporations has duly adopted a plan of merger setting forth the terms and conditions of the merger of said corporations.

         SECOND:   The name of the domestic constituent corporation, which is to be the surviving corporation, and which is hereinafter sometimes referred to as the "surviving constituent corporation" is Four M Manufacturing Group, Inc. and the name under which it was formed is Four M Manufacturing Corporation. The date upon which its certificate of incorporation was filed by the Department of State is February 8, 1979.

         THIRD:    The name of the foreign constituent corporation, which is
being merged into the surviving constituent corporation, and which is hereinafter sometimes referred to as the "merged constituent corporation", is Four M Corp. of Jacksonville, Inc., and the date of its incorporation in the State of Delaware is March 27, 1979.

         The laws of the jurisdiction of incorporation of the merged constituent corporation permit a merger of the kind specified herein.

         No Application for Authority in the State of New York of the merged constituent corporation to transact business as a foreign corporation therein was filed with the Secretary of State of the State of New York.

         FOURTH:   As to each constituent corporation, the plan of merger sets forth the designation and number of outstanding shares of each class and series, the specification of the classes and series entitled to vote on the plan of merger, and the specification of each class and series entitled to vote as a class on the plan of merger, as follows:


                           Four M Manufacturing Group, Inc.

Designation of                                                  Classes and
each outstanding   Number of out-      Designation of           series entitled
class and series   standing shares     class and series         to vote as a
of shares          of each class       entitled to vote         class
- -----------------  ----------------    -----------------       ----------------
Shares             100                 Shares                   None

                           Four M Corp. of Jacksonville, Inc.

Designation of                                                  Classes and
each outstanding   Number of out-      Designation of           series entitled
class and series   standing shares     class and series         to vote as a
of shares          of each class       entitled to vote         class
- -----------------  ----------------    -----------------        ----------------
Common Stock       100                 Common Stock             None


          FIFTH:    The merger herein certified was authorized in respect of the surviving constituent corporation by the written consent of the sole holder of all outstanding shares of the corporation entitled to vote on the plan of merger.

          SIXTH:    The merger herein certified was authorized in respect of the merged constituent corporation by written consent of the sole shareholder of said corporation in compliance with the laws of Delaware.

          SEVENTH: The effective date of the merger herein certified, insofar as the provisions of the New York Business Corporation Law govern such effective date, shall be the 31st day of July, 1983.

          IN WITNESS WHEREOF, we have subscribed to this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.
Dated:  July 8, 1983


                                 /S/ Dennis Mehiel
                              ---------------------------------
                              Dennis Mehiel, President of
                              Four M Manufacturing Group, Inc.



                                 /s/ Matthew L. Lifflander
                              ---------------------------------
                              Matthew L. Lifflander, Secretary of
                              Four M Manufacturing Group, Inc.



                                 /s/ Dennis Mehiel
                              ---------------------------------
                              Dennis Mehiel, President of
                              Four M Corp. of Jacksonville, Inc.



                                 /s/ Matthew L. Lifflander
                              ---------------------------------
                              Matthew L. Lifflander, Secretary of
                              Four M Corp. of Jacksonville, Inc.

                                CERTIFICATE OF MERGER
                                          OF
                          FOUR M CORP. OF JACKSONVILLE, INC.

                                         AND

                           FOUR M MANUFACTURING GROUP, INC.

                                         INTO

                           FOUR M MANUFACTURING GROUP, INC.

                  Under Section 904 of the Business Corporation Law




Moore, Berson, Lifflander & Mewhinney
555 Madison Avenue
New York, New York  10022

                                Certificate of Merger

                                          of

                          General Marketing Associates, Inc.

                                         and

                           Four M Manufacturing Group, Inc.

                                         into

                           Four M Manufacturing Group, Inc.

                 (Under Section 904 of the Business Corporation Law)


          It is hereby certified, upon behalf of each of the constituent corporations herein named, as follows:

          FIRST:    The Board of Directors of each of the constituent
corporations has duly adopted a plan of merger setting forth the terms and conditions of the merger of said corporations.

          SECOND:   The name of the domestic constituent corporation, which is to be the surviving corporation, and which is hereinafter sometimes referred to as the "surviving constituent corporation", is Four M Manufacturing Group, Inc. and the name under which it was formed is Four M Manufacturing Corporation. The date upon which its certificate of incorporation was filed by the Department of State is February 8, 1979.

          THIRD:    The name of the foreign constituent corporation, which is
being merged into the surviving constituent corporation, and which is hereinafter sometimes referred to as the "merged constituent corporation", is General Marketing Associates, Inc. The jurisdiction of its incorporation is Maryland; and the date of its incorporation therein is October 27, 1975.

          The laws of the jurisdiction of incorporation of the merged constituent corporation permit a merger of the kind certified herein.

          No Application for Authority in the State of New York of the merged constituent corporation to transact business as a foreign corporation therein was filed by the Department of State of the State of New York.

          FOURTH:   As to each constituent corporation, the plan of merger sets forth the designation and number of outstanding shares of each class and series, the specification of the classes and series entitled to vote on the plan of merger, and the specification of each class and series entitled to vote as a class on the plan of merger, as follows:


                           Four M Manufacturing Group, Inc.

Designation of
each outstanding    Number of out-      Designation of      Classes and
class and series    standing shares     class and series    series entitled
of shares           of each class       entitled to vote    to vote as class
- -----------------   ------------------  ------------------  -----------------
shares              100                 shares                    -

- -----------------   ------------------  ------------------  -----------------

- -----------------   ------------------  ------------------  -----------------

- -----------------   ------------------  ------------------  -----------------


                          General Marketing Associates, Inc.

Designation of
each outstanding    Number of out-      Designation of      Classes and
class and series    standing shares     class and series    series entitled
of shares           of each class       entitled to vote    to vote as class
- -----------------   ------------------  ------------------  -----------------
common              100                 common                   -

- -----------------   ------------------  ------------------  -----------------

- -----------------   ------------------  ------------------  -----------------

- -----------------   ------------------  ------------------  -----------------

          FIFTH:    The merger herein certified was authorized in respect of the surviving constituent corporation by the written consent of the sole holder of all outstanding shares of the corporation entitled to vote on the plan of merger.

          SIXTH:    The merger herein certified was authorized in respect of the merged constituent corporation by written consent of the sole shareholder in compliance with the laws of Maryland.

          SEVENTH: The effective date of the merger herein certified, insofar as the provisions of the New York Business Corporation Law govern such effective date, shall be the 31st day of July, 1980.

          IN WITNESS WHEREOF, we have subscribed to this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.
Dated:  July 15, 1980.


                                 /s/ Dennis Mehiel
                              -------------------------------
                              Dennis Mehiel, President of
                              General Marketing Associates, Inc.

                                        and


                                 /s/ Matthew L. Lifflander
                              -------------------------------
                              Matthew L. Lifflander, Secretary of
                              General Marketing Associates, Inc.

                                        and


                                 /s/ Dennis Mehiel
                              -------------------------------
                              Dennis Mehiel, President of
                              Four M Manufacturing Group, Inc.

                                        and


                                 /s/ Matthew L. Lifflander
                              -------------------------------
                              Matthew L. Lifflander, Secretary of
                              Four M Manufacturing Group, Inc.

                                Certificate of Merger

                                          of

                          GENERAL MARKETING ASSOCIATES, INC.

                                         AND

                           FOUR M MANUFACTURING GROUP, INC.

                                         INTO

                           FOUR M MANUFACTURING GROUP, INC.

                 (Under Section 904 of the Business Corporation Law)




Moore, Berson, Lifflander & MeWhinney
555 Madison Avenue
New York, New York  10022

                                Certificate of Merger

                                          of

                     Four M Corporation of Marion, Indiana, Inc.

                                         and

                               Four M of Chicago, Inc.

                                         and

                       Four M Corporation of Kansas City, Inc.

                                         and

                           Four M Manufacturing Group, Inc.

                                         into

                           Four M Manufacturing Group, Inc.

                 (Under Section 904 of the Business Corporation Law)


          It is hereby certified, upon behalf of each of the constituent corporations herein named, as follows:

          FIRST:    The Board of Directors of each of the constituent
corporations has duly adopted a plan of merger setting forth the terms and conditions of the merger of said corporations.

          SECOND:   The name of the domestic constituent corporation, which is to be the surviving corporation, and which is hereinafter sometimes referred to as the "surviving constituent corporation", is Four M Manufacturing Group, Inc. and the name under which it was formed is Four M Manufacturing Corporation. The date upon which its certificate of incorporation was filed by the Department of State is February 8, 1979.

          THIRD:    The names of the foreign constituent corporations, which are being merged into the surviving constituent corporation, and which are hereinafter sometimes referred to as the "merged constituent corporations", and the dates of their incorporation in the State of Delaware are as follows:

          Name                                   Date of Incorporation
          ----                                   ---------------------

1.  Four M Corporation of                         March 19, 1979
      Marion, Indiana, Inc.

2.  Four M of Chicago, Inc.                       November 14, 1978

3.  Four M Corporation of                         November 17, 1977
      Kansas City, Inc.

          The laws of the jurisdiction of incorporation of the merged constituent corporations permit a merger of the kind certified herein.

          No Applications for Authority in the State of New York of the merged constituent corporations to transact business as a foreign corporation therein were filed by the Department of State of the State of New York.

          FOURTH:   As to each constituent corporation, the plan of merger sets forth the designation and number of outstanding shares of each class and series, the specification of the classes and series entitled to vote on the plan of merger, and the specification of each class and series entitled to vote as a class on the plan of merger, as follows:


                           Four M Manufacturing Group, Inc.

Designation of
each outstanding    Number of out-      Designation of      Classes and
class and series    standing shares     class and series    series entitled
of shares           of each class       entitled to vote    to vote as class
- -----------------   ------------------  ------------------  -----------------
shares              100                 shares                   -

- -----------------   ------------------  ------------------  -----------------

- -----------------   ------------------  ------------------  -----------------

- -----------------   ------------------  ------------------  -----------------


                     Four M Corporation of Marion, Indiana, Inc.

Designation of
each outstanding    Number of out-      Designation of      Classes and
class and series    standing shares     class and series    series entitled
of shares           of each class       entitled to vote    to vote as class
- -----------------   ------------------  ------------------  -----------------
common              100                 common                   -

- -----------------   ------------------  ------------------  -----------------

- -----------------   ------------------  ------------------  -----------------

- -----------------   ------------------  ------------------  -----------------

                               Four M of Chicago, Inc.

Designation of
each outstanding    Number of out-      Designation of      Classes and
class and series    standing shares     class and series    series entitled
of shares           of each class       entitled to vote    to vote as class
- -----------------   ------------------  ------------------  -----------------
shares              100                 common                   -

- -----------------   ------------------  ------------------  -----------------

- -----------------   ------------------  ------------------  -----------------

- -----------------   ------------------  ------------------  -----------------


                       Four M Corporation of Kansas City, Inc.

Designation of
each outstanding    Number of out-      Designation of      Classes and
class and series    standing shares     class and series    series entitled
of shares           of each class       entitled to vote    to vote as class
- -----------------   ------------------  ------------------  -----------------
common              100                 common                   -

- -----------------   ------------------  ------------------  -----------------

- -----------------   ------------------  ------------------  -----------------

- -----------------   ------------------  ------------------  -----------------



          FIFTH:    The merger herein certified was authorized in respect of the surviving constituent corporation by the written consent of the sole holder of all outstanding shares of the corporation entitled to vote on the plan of merger.

          SIXTH:    The merger herein certified was authorized in respect of the merged constituent corporations by written consent of the sole shareholder of said corporations in compliance with the laws of Delaware.

          SEVENTH: The effective date of the merger herein certified, insofar as the provisions of the New York Business Corporation Law govern such effective date, shall be the 31st day of July, 1980.

          IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.
Dated:  July 15, 1980


                            /S/ Dennis Mehiel
                         --------------------------------
                         Dennis Mehiel, President of
                         Four M Corporation of Marion, Indiana, Inc.



                            /s/ Matthew L. Lifflander
                         --------------------------------
                         Matthew L. Lifflander, Secretary of
                         Four M Corporation of Marion, Indiana, Inc.



                            /s/ Dennis Mehiel
                         --------------------------------
                         Dennis Mehiel, President of
                         Four M of Chicago, Inc.



                            /s/ Matthew L. Lifflander
                         --------------------------------
                         Matthew L. Lifflander, Secretary of
                         Four M of Chicago, Inc.


                            /s/ Dennis Mehiel
                         --------------------------------
                         Dennis Mehiel, President of
                         Four M Corporation of Kansas City, Inc.



                            /s/ Matthew L. Lifflander
                         --------------------------------
                         Matthew L. Lifflander, Secretary of
                         Four M Corporation of Kansas City, Inc.



                            /s/ Dennis Mehiel
                         --------------------------------
                         Dennis Mehiel, President of
                         Four M Manufacturing Group, Inc.



                            /s/ Matthew L. Lifflander
                         --------------------------------
                         Matthew L. Lifflander, Secretary of
                         Four M Manufacturing Group, Inc.

                                Certificate of Merger

                                          of

                     FOUR M CORPORATION OF MARION, INDIANA, INC.

                                         AND

                               FOUR M OF CHICAGO, INC.

                                         AND

                       FOUR M CORPORATION OF KANSAS CITY, INC.

                                         AND

                           FOUR M MANUFACTURING GROUP, INC.

                                         INTO


                           FOUR M MANUFACTURING GROUP, INC.

                 (Under Section 904 of the Business Corporation Law)




Moore, Berson, Lifflander & MeWhinney
555 Madison Avenue
New York, New York  10022

            Certificate of Amendment of the Certificate of Incorporation of

                           FOUR M MANUFACTURING CORPORATION
                  UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW



IT IS HEREBY CERTIFIED THAT:


     (1)  THE NAME OF THE CORPORATION IS     FOUR M MANUFACTURING
                                               CORPORATION.



     (2) THE CERTIFICATE OF INCORPORATION WAS FILED BY THE DEPARTMENT OF STATE ON THE 8th DAY OF February 1979.



     (3) THE CERTIFICATE OF INCORPORATION OF THIS CORPORATION IS HEREBY AMENDED TO EFFECT THE FOLLOWING CHANGES *

               To change the name of the corporation.

               Article FIRST of the Certificate of Incorporation is hereby amended to read as follows:

               "FIRST: The name of the corporation is FOUR M MANUFACTURING GROUP, INC."


     (4)  THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION WAS AUTHORIZED:


          * by unanimous written consent of the holders of all the outstanding shares entitled to vote thereon.

- ---------------------

* Set forth the subject matter of each provision of the certificate of incorporation which is to be amended or eliminated and the text of the provision(s), if any, which are to be substituted or added. If such amendment provides for a change of issued shares, the number and kind of shares changed, the number and kind of shares resulting from such change and the terms of change. If an amendment makes two or more such changes, a like statement shall be included in respect to each change.

IN WITNESS WHEREOF, THIS CERTIFICATE HAS BEEN SUBSCRIBED THIS 15th DAY OF August 1979 BY THE UNDERSIGNED WHO AFFIRM(S) THAT THE STATEMENTS MADE HEREIN ARE TRUE UNDER THE PENALTIES OF PERJURY.


   TYPE NAME                  CAPACITY IN WHICH SIGNED           SIGNATURE
   ------------------         -------------------------     -------------------
Dennis Mehiel                 President                     /s/Dennis Mehiel
- ---------------------         -------------------------     -------------------
Matthew L. Lifflander         Secretary                     /s/ Matthew L.
- ---------------------         -------------------------     -------------------
                                                            Lifflander
                                                            ----------

- ---------------------         -------------------------     -------------------


- --------------------------------------------------------------------------------

           Certificate of Amendment of the Certificate of Incorporation of


                           FOUR M MANUFACTURING CORPORATION

                  UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

- --------------------------------------------------------------------------------



                                   FILED BY:      Matthew L. Lifflander, Esq.
                                                  Moore Berson Lifflander &
                                                    Mewhinney

                                   ADDRESS:       555 Madison Avenue
                                                  New York, New York  10022

                             CERTIFICATE OF INCORPORATION

                                          OF

                           FOUR M MANUFACTURING CORPORATION

                  Under Section 402 of the Business Corporation Law


          THE UNDERSIGNED, being of the age of eighteen years or over, for the purpose of forming a corporation pursuant to Section 402 of the Business Corporation Law of New York, does hereby certify:


          FIRST:    The name of the corporation is FOUR M MANUFACTURING
CORPORATION.


          SECOND:   The purposes for which it is formed are:  to manufacture,
produce, prepare, finish, buy, sell,rent, trade and deal in any and all kinds of woodpulp, pulp, paper, and other cellulose fiber products and any and all products and by-products of such manufacture; to manufacture, produce, prepare, buy, sell and trade and deal in any and all materials, chemicals and other substances which now or hereafter may be used, or conveniently manufactured or dealt in, in connection with the manufacture or use of woodpulp, pulp, paper and other cellulose fiber products; to manufacture, produce, prepare, process, convert, coat, laminate, print, lithograph, finish, buy, sell, trade and deal in any and all types of packaging materials, packages, bags, boxes, envelopes, pouches and other containers, whether or not the same are made of or utilize or incorporate woodpulp, pulp, paper or cellulose fiber products; and to do all other acts consistent with this Certificate of Incorporation and with the corporation laws of the State of New York.


          THIRD:    The office of the corporation is to be located in the City of New York, County of New York, State of New York.


          FOURTH:   The aggregate number of shares which the corporation shall have authority to issue is one thousand (1000) shares, par value One Dollar ($1.00) per share.

          FIFTH:    The Secretary of State is designated as the agent of the
corporation upon whom process against the corporation may be served. The post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is: Matthew L. Lifflander, Esq., c/o Moore Berson Lifflander & Mewhinney, 555 Madison Avenue, New York, New York 10022.


          SIXTH:    The accounting period which the corporation intends to
establish as its first fiscal year for reporting the franchise tax is the period ending July 31, 1979.


          IN WITNESS WHEREOF, I have made and signed this certificate this 29th day of January, 1979 and I affirm the statements contained therein as true under penalties of perjury.

                            /s/ Harvey S. Israelton
                         -----------------------------------------
                                   (Signature)


                                   Harvey S. Israelton
                         -----------------------------------------
                                   (Name of Incorporator)


                         555 Madison Avenue, New York, N.Y. 10022
                         -----------------------------------------
                                   (Address)

                             CERTIFICATE OF INCORPORATION

                                          OF

                           FOUR M MANUFACTURING CORPORATION

                  Under Section 402 of the Business Corporation Law




Moore, Berson, Lifflander & Mewhinney
555 Madison Avenue, New York, New York  10022